STEWARD FUNDS
Supplement dated March 10, 2008 to
Prospectus dated August 28, 2007

Steward Multi-Manager Equity Fund and Steward Short-Term Select Bond Fund, series of Steward Funds, Inc. ("Funds"), will each terminate operations and liquidate its assets effective on or about April 3, 2008 ("Closing Date"), for reasons described below. No orders to purchase shares of these Funds are being accepted from new shareholders as of March 5, 2008.

At a meeting held February 29, 2008, the Board of Directors of the Steward Funds was informed that a principal shareholder of Steward Multi-Manager Equity Fund and of Steward Short-Term Select Bond Fund would redeem its investment in each of those Funds. The amounts redeemed would total in excess of 99% of each Fund. Based on their review of information presented by Fund management, the Board determined that neither Fund would continue to be viable after such redemptions. They also determined that it would not be in the best interests of other shareholders to retain their shares in the respective Funds following the redemptions, because, among other things, the Funds' expenses would be borne by this much smaller shareholder base. Thus, after a review of possible courses of action, including a merger of each Fund with, or acquisition of its assets by, another Steward Fund, the Board determined that, in light of the available time to act and potential costs of alternatives, the liquidation of each Fund and distribution of its assets to shareholders, using the following procedure, would be in the best interests of shareholders of each Fund. Under this procedure, shareholders of each Fund will be informed in writing of the Fund's intended closing and will be invited either to redeem their shares or to exchange their shares for shares of another Steward Fund. Shareholders of a Fund who do not either redeem their shares or request an exchange into another Steward Fund as of the Closing Date will have their shares automatically exchanged for shares of another Steward Fund determined by the Board to have an investment objective and policies most similar to those of the closing Fund. The Board determined that shareholders in Steward Multi-Manager Equity Fund who have not exercised their option to redeem or exchange their shares as of the Closing Date will have their shares exchanged for shares of Steward Domestic All-Cap Equity Fund, to be renamed Steward Large Cap Enhanced Index Fund effective April 1, 2008. Shareholders in Steward Short-Term Select Bond Fund who have not exercised their option to redeem or exchange their shares as of the Closing Date will have their shares exchanged for shares of Steward Select Bond Fund. For information regarding Steward Domestic All-Cap Equity Fund (to be renamed Steward Large Cap Enhanced Index Fund on or about April 1, 2008) and regarding Steward Select Bond Fund, see the Steward Funds' current Prospectus, dated August 28, 2007, and the enclosed Supplement dated January 9, 2008 to the Prospectus dated August 28, 2007. The Supplement describes certain changes to the Steward Funds that will be effective on or about April 1, 2008.

The Board of Directors has instructed the investment advisers and subadvisers of each Fund to manage the respective Fund in light of the impending redemptions and liquidation of assets, rather than in accordance with its investment objective and policies. Thus, during the period prior to the Closing Date, the investment advisers and subadvisers of each Fund will be converting the assets of that Fund into cash in order to honor the anticipated redemptions and liquidation. During this period, neither Fund will be managed in accordance with its investment objective and policies.

TAX EFFECTS

A redemption of shares or exchange for shares of another Steward Fund (including the automatic exchange described above) will be a sale for tax purposes, and may cause the shareholder to realize a gain or loss, depending on his or her tax basis in the shares and their price at the time of the redemption or exchange. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and the rate of tax will depend upon the shareholder's holding period for the shares.

As with all mutual funds, each Fund may be required to withhold U.S. federal income tax at a rate of 28% ("backup withholding") from all taxable distributions payable to shareholders if (1) the shareholder fails to provide the Fund with the shareholders' correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

See also "NOTE TO IRA INVESTORS," below.

NOTE TO IRA INVESTORS

Shareholders who are invested in Steward Multi-Manager Equity Fund or Steward Select Bond Fund through an Individual Retirement Account ("IRA") should be aware that, if they redeem their shares, the redemption proceeds may be subject to federal income tax and, for shareholders who are not at least age 59 1/2, the proceeds may also be subject to an additional 10% early withdrawal penalty. However, there are several ways to avoid these tax consequences. First, before any proceeds are distributed from the Fund to an IRA account shareholder, the shareholder may transfer the total IRA account balance directly to another eligible IRA custodian or trustee. Alternatively he or she may rollover the entire distribution amount within 60 days of the date of distribution into another eligible IRA. Note, however, that an IRA may be rolled over only once in any one-year period. Thus, this alternative would not be available to a shareholder who has rolled over the IRA at any time during the one-year period prior to the distribution. Because there are many rules governing IRAs, shareholders should consult their tax advisers prior to taking any action regarding an IRA account.

Shareholders may contact the Funds with any questions at 1-800-262-6631.